QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

COLOCATION CENTER AGREEMENT

        THIS COLOCATION CENTER AGREEMENT (the "Lease" or "Agreement") is dated as of the 1st day of July, 2005 , between OMTek, LLC, a Utah limited liability company ("Lessor") and Overstock.com, Inc. a Delaware corporation ("Lessee").

RECITAL

        A.    Lessee and Lessor desire to enter into this Lease Agreement for the premises set forth below on the terms and conditions contained herein.

AGREEMENT

ARTICLE I

        Section 1.1 Premises. The Lessor hereby leases to Lessee, and Lessee leases from Lessor, upon the terms and conditions of this Lease, those premises outlined on a floor plan attached hereto as Exhibit "A" and made a part hereof (the "Premises"), and containing approximately 11,289 rentable square feet and 9,567 usable square feet and located on the 1st floor of the Building known as Old Mill Corporate Center II (the "Building").The term "Property" shall refer to the Building and real property, the entire site, together with any and all appurtenances, rights, privileges and easements pertaining thereto including but not limited to the elevators, stairways, corridors, entranceways, rest rooms, walkways, roadways, driveways, loading docks, cafeteria, parking facilities and other similar or related facilities (collectively "Common Areas") as may exist in and about the Building and Property.

        Section 1.2 Term. This Lease shall commence on the date first above written (the "Commencement Date") and shall terminate on the date which is ten (10) years following the Occupancy Date unless earlier terminated in accordance with the terms of this Lease Agreement.

ARTICLE II

        Section 2.1 Buildout of Premises. Lessor shall, at its cost, build a Colocation center in the Premises with an 18 inch raised floor that meets the electrical, HVAC and fire suppression requirements of this Lease. Lessor shall be responsible for the provision of fiber optic communications cable to the building but Lessee agrees to use commercially reasonable efforts to assist Lessor in keeping costs of installation of such cable to a minimum. Lessee shall have the right to approve the contractors and equipment installed by Lessor in the buildout of the Premises but such approval shall not be unreasonably withheld or delayed. Requests for approval shall be made in person or sent via email to Lessee's V.P., Technology. Lessee shall respond within two (2) business days to the sender. In the event that no response is given within two (2) business days, the proposed equipment or contractor shall be deemed approved. Notwithstanding the foregoing, Lessee and Lessor agree that the buildout of the Premises is intended to be at the standards set forth in this lease and otherwise used in Lessee's premises under the Original Co-Location Agreement. Lessor will work with Lessee to accommodate any desired increases in the standard of materials or equipment but such increases shall be subject to approval of Lessor and provided at the cost of Lessee.

ARTICLE III

        Section 3.1 Rent. Lessee agrees to pay Lessor rent in the amount set forth on Exhibit A as "Base Rent". Rental payments shall commence on the Occupancy Date. If such commencement day for the payment of rentals occurs on a day other than the first day of a calendar month, Lessee shall pay rent for the fractional calendar month involved on a per diem basis (calculated on the basis of a thirty (30) day month).

        Section 3.2 Late Charge and Interest. Lessee acknowledges that late payment by Lessee to Lessor of rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Lessor by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment or rent due from Lessee is not received by Lessor within five (5) days following the Due Date, Lessee shall pay to Lessor an additional sum of five percent (5%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee's default with respect to the overdue amount or prevent Lessor from exercising any of the other rights and remedies available to Lessor.

        Rent not paid when due also shall bear interest at the rate of twelve percent (12%) per annum from the Due Date until paid. Any late charge also shall bear interest at the rate set forth above, commencing five (5) days following the Due Date.

        Section 3.3 Returned Checks. In the event a check comes back due to insufficient funds, a service charge of $25 will be assessed to the Lessee.

ARTICLE IV

        Intentionally Deleted.

ARTICLE V

        Section 5.1 Use. Lessee shall use the Premises only for general office, data center and co-locationpurposes and for no other business or purpose, without the prior written consent of Lessor.

        Section 5.2 Intentionally Deleted.

        Section 5.3 Use Prohibited. Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation or any insurance policy covering said Building or contents. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, or use or allow the Premises to be used for any immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, or about the Premises. No loud speakers or other similar device, system or apparatus which can be heard or experienced outside the Premises shall, without the prior written approval of Lessor, be used in or at the Premises. Lessee shall not commit or suffer to be committed any waste in or upon the Premises. The provision of this Section 5.3 are for the benefit of Lessor only and are not nor shall they be construed to be for the benefit of any tenant or occupant of the Building.

ARTICLE VI

        Section 6.1 . Power, HVAC and Fire Suppression System.

          (a)   Power. Lessor will provide the Premises with 240 × 30 amp circuits and will include Power Distribution Units that have the ability to expand as Lessee demands it or as part of the initial buildout. The costs of expansion shall be borne by Lessee. Such power will be supplied to the Premises through 4 × 500 kva Uninteruptible Power Supply unit, complete with backup generator. Lessor and Lessee acknowledge and agree that Lessor will provide two 1000 kw generators to power the premises and the HVAC and other appurtenant equipment used for the premises as well as the Building's emergency equipment (which is approximately 150 kw). In the event Lessee requires additional power, such requirements shall be approved in advance by Lessor and Lessor will cooperate with Lessee to provide such power at Lessor's cost. Lessee shall be responsible to pay all costs of the power supplied to the Premises as additional Rent and on the same terms as its Rent.

          (b)   HVAC. Lessor shall provide the Premises with the 360 tons of HVAC capability. Lessor agrees that it will maintain and keep the HVAC equipment dedicated to the Premises operable and that any necessary repairs or maintenance will be done promptly and in such a manner to minimize disruption to the Premises and Lessee's business. Cooling will be provided through an under floor vent system which cools through perforated floor tiles.

          (c)   Fire Suppression. Lessor will maintain fire detection, alarm and suppression systems. Fire suppression will use FM200. Lessee has been informed and is aware that in the event of a fire alarm, any persons within the Premises will have a limited amount of time within which to exit the Premises. Lessee shall have the sole responsibility of educating any of its employees or agents who will have access to the Premises regarding the safety procedures to be followed in the event of a fire alarm.

        Section 6.2 Excess Consumption of Utilities other than Electricity. Lessor hereby consents to the use by Lessee of the Premises to operate a Co-Location center and agrees that Lessee may include equipment reasonably necessary for the operation of such Co-Location center without the consent of Lessor. Lessee shall be entitled to increase the amount of such equipment in the Premises without regard to electricity requirements and heat output and Lessor will use commercially reasonable efforts to provide as much electricity and cooling as Lessee shall require..

        Section 6.3 Conduit Access to Premises. Lessor shall provide up to four (4) telecommunications providers selected by Lessee with access to the Premises through existing conduit owned by Lessor or the Building owner running from 3000 East to the Premises. Lessor will also provide two (2) four inch (4") diameter underground conduits and one (1) aerial conduit for use by Lessee in connecting the Premises with Lessee's other facilities at Old Mill Corporate Center III. Lessor will assist Lessee in finding ways to make fiber access to the Premises redundant and, in the event that Lessee desires to use a conduit owned by Lessor between Old Mill I and the Premises, will allow Lessor to do so.

        Section 6.4 Security Access to Premises. Lessor shall provide security of both (a) scan cards and (b) hand scanners, eye scanners or other biometric security reasonably acceptable to Lessee for access to the Premises.

ARTICLE VII

        Section 7.1 Right of Entry. Lessor shall have the right of access to the Premises at all reasonable times for the purposes of, including, without limitation, inspecting, cleaning and repairing the same, or to perform obligations under this Lease; provided, however, that Lessor shall only access the Premises accompanied by an employee of Lessee. The preceding proviso shall not apply to emergency situations in which Lessor has made a reasonable attempt to contact Lesseee so as to be accompanied by an employee of Lessee, but was unable to make such contact.

        Section 7.2 Maintenance and Repair. Lessee shall maintain and repair the interior of the Premises in the same condition as delivered to it, ordinary wear and tear excepted. Lessee shall not damage or destroy the Premises. In the event Lessee shall fail to comply with its obligations hereunder, Lessor shall have the right to enter onto the Premises and effect such repair and maintenance and charge the costs thereof to the Lessee together with twelve percent (12%) interest per annum on the costs so expended, said amounts to be considered as additional rent hereunder.

        Section 7.3 Improvements. Lessee hereby accepts the Premises in its present condition without any obligation upon Lessor to make any repairs or restoration thereto. It is further agreed that this Lease is made by the Lessor and accepted by the Lessee under the distinct understanding and agreement that the Lessor shall have the right and privilege to make and build additions to the Building as it may deem wise and advisable without any liability to the Lessee therefor.

          (a)   Lessee shall not make any alterations, additions or improvements in or to the Premises without first obtaining the prior written consent of Lessor. Lessee hereby waives all rights to make repairs at the expense of Lessor as provided by any law or statute or ordinance now or hereafter in effect.

          (b)   All alterations, additions of improvements to the Premises, installed at the expense of Lessor or Lessee, except movable office furniture, Lessee's trade fixtures and equipment, shall, unless Lessor elects otherwise in writing, become the Building of Lessor upon the installation thereof, and shall be surrendered with the Premises at the expiration or termination of this Lease.

        Section 7.4 Liens. Lessee shall not permit any mechanics', materialmen's or other liens arising out of work performed by Lessee or on Lessee's behalf, to be filed against the Building, the Building, or the Premises, nor against Lessee's leasehold interest in the Premises. Lessor shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are so filed, Lessor may, upon thirty (30) days written notice to Lessee, without waiving its rights based on such breach by Lessee and without releasing Lessee from any obligations, pay and satisfy the same and in such event the sums so paid by Lessor, with interest at the rate of twelve percent (12%) per annum from the date of payment, shall be due and payable by Lessee at once without notice or demand.

        Section 7.5 Taxes. Lessee agrees to pay, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon Lessee's equipment, furniture, fixtures, and other personal property located in the Premises, including carpeting installed by Lessee even though said carpeting has become a part of the Premises; and any and all taxes or increases therein levied or assessed on Lessor or Lessee by virtue of alterations, additions, or improvements to the Premises made by Lessee. In the event said taxes are charged to or paid or payable to Lessor, Lessee, forthwith upon demand therefor, shall reimburse Lessor for all of such taxes paid by Lessor. Any taxes paid by Lessor on behalf of Lessee shall bear interest at the annual rate of twelve percent (12%) per annum from the date of payment by Lessor thereof.

ARTICLE VIII

        Section 8.1 Damage or Destruction. If the Premises or the Building shall be damaged by fire or other casualty, the damage (exclusive of any improvements or other changes made to the Premises and paid for by Lessee), may, at the option of Lessor, be repaired by and at the expense of Lessor to as near condition which existed immediately prior to such damage or destruction as reasonably possible; provided, however, that if as a result of damage by fire or other casualty more than fifty percent (50%) of the net rental area of the Building is rendered untenantable, then and in such event either Lessor or Lessee shall have the right and option (exercised, if at all, by giving written notice to the other party within thirty (30) days of such destruction or casualty) to terminate this Lease as of the date of such casualty. Subject to the foregoing, the Lessor shall commence such repair within sixty (60) days after such casualty and shall complete the same within a reasonable time thereafter, subject to acts of God, strikes and other occurrence not within the control of Lessor. In the event Lessor fails to commence such repair or restoration within such period or shall fail to prosecute such repair and restoration in a timely manner, then Lessee shall have the right and option (exercised, if at all, by giving written notice within fifteen (15) days of such failure) to terminate this Lease. In the event this Lease is terminated for any of the reasons aforesaid, any rents or other payments shall be prorated as of the effective date of such termination and proportionately refunded to the Lessee or paid to Lessor as the case may be. During any period in time which the Premises or any portion thereof is rendered untenantable by fire or other casualty, the rent shall abate proportionately to the area rendered untenantable for the period of time during which this condition exists.

        Section 8.2 Eminent Domain. If all or any part of the Premises are taken by any public or quasi-public authority under the power of eminent domain, or conveyed to such authority in lieu of such condemnation, then either party, at its option, shall have the right to terminate this Lease as of the day possession shall be taken by such authority. If, as a result of any such taking, or conveyance in lieu of condemnation, more than fifty percent (50%) of the net rentable area of the Building is rendered untenantable, then the Lessor shall have the right and option (exercised, if at all, by giving written notice within thirty (30) days of such taking or conveyance) to terminate this Lease as of the date of such taking or conveyance.

        If all or any part of the Building in which the Premises are located shall be taken by any such authority, or conveyed in lieu of condemnation, then Lessor shall have the right and option to terminate this Lease. In the event this Lease is terminated for any of the reasons aforesaid, any rents or other payments shall be prorated as of the effective date of such termination and proportionately refunded to the Lessee or paid to the Lessor as the case may be, and Lessee shall have no claim against Lessor for the value of any unexpired term of the Lease. All damages awarded for such taking under the power of eminent domain, or conveyance in lieu thereof, shall belong to and be the Building of Lessor irrespective of the basis upon which they were awarded; provided, however, that Lessee shall be entitled to receive any damages specifically awarded for its share of moving expenses.

ARTICLE IX

        Section 9.1 Government Regulations. Lessee will not export, re-export, transfer or make available, whether directly or indirectly, any regulated item or information to anyone outside the United States in connection with this Agreement without first complying with all export control laws and regulations which may be imposed by the U.S. Government and any country or organization of nations within whose jurisdiction Lessee operates or does business.

        Section 9.2 Assignment. Neither party may assign its rights or delegate is duties under this Agreement either in whole or in part without the prior written consent of the other party, except to a party that acquires substantially all of the assigning party's assets or a majority of its stock as part of a business merger or acquisition. Any attempted assignment or delegation without such consent will be void. This Agreement will bind and inure to the benefit of each party's successors and permitted assigns.

        Section 9.3 Notices. Any notice or communication required or permitted to be given hereunder may be delivered personally, deposited with an overnight courier, sent by confirmed facsimile or mailed by registered or certified mail, return receipt requested, postage prepaid, in each case to the address of the receiving party indicated below, or at such other address as either party may provide to the other by written notice. Such notice will be deemed to have been give as of the date delivered, or five (5) days after mailed or sent, whichever is earlier.

        Section 9.4 Relationship of Parties. Lessor and Lessee are independent contractors, and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise or agency between Lessor and Lessee. Neither Lessor nor Lessee will have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent, except as otherwise expressly provided herein.

        Section 9.5 Choice of Law and Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the state of Utah, excluding its conflict of laws principles. Each party agrees to submit any and all disputes concerning this Agreement, other than claims by Lessor for amounts owed by Lessee, if not resolved by the parties, to binding arbitration under one neutral, independent and impartial arbitrator in accordance with the Commercial Rules of the American Arbitration Association ("AAA"); provided, however, the arbitrator may not vary, modify or disregard any of the provisions contained in this section 18.8. The decision and any award resulting from such arbitration shall be final and binding. The place of arbitration will be at a neutral location in Salt Lake City, Utah. The arbitrator is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration. Both parties shall equally share the fees of the arbitrator. The language of arbitration will be English; provided, however, an interpreter may be provided for any witness that requires an interpreter. The costs of such interpretation will be borne by the party requesting the interpreter. Any final decision or award from arbitration under this section 18.8 will be in writing and shall set forth the basis of the arbitrator's decision. The arbitrator may award attorneys' fees to the prevailing party as determined by the arbitrator with wide discretion, considering both (i) which party bettered its position most by the outcome of the arbitration, and (ii) that the parties intended that all limitations on liability would be enforced by the arbitrator. Except for attorneys' fees as the arbitrator may award as provided in the previous sentence, each party will bear its own costs and expenses. As part of any arbitration conducted under this section 18.8, each party may: (i) request from the other party documents and other materials relevant to the dispute and likely to bear on the issues in such dispute, (ii) conduct no more than five (5) oral depositions, each of which will be limited to a maximum of seven (7) hours in testimony, and (iii) propound to the other party no more than thirty (30) written interrogatories, answers to which the other party will give under oath. All the dispute resolution proceedings contemplated in this section 18.8 will be as confidential and private as permitted by law. The parties will not disclose the existence, content or results of any proceedings conducted in accordance with this section 18.8, and materials submitted in connection with such proceedings will not be admissible in any other proceeding; provided, however, this confidentiality provision will not prevent a petition to vacate or enforce an arbitration award and shall not bar disclosures required by law. The parties agree that any decision or award resulting from proceedings in accordance with this section 18.8 shall have no preclusive effect in any other matter involving third parties. All applicable statutes of limitation and defenses based upon the passage of time will be tolled while the procedures specified in this section 18.8 are pending. The parties will take such action, if any, required to effectuate such tolling. The arbitration shall be governed by the United States Arbitration Act, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

        Section 9.6 Legal Actions. Notwithstanding the provisions of section 9.5, Lessor may file an action to collect any amounts owed by Lessee to Lessor pursuant to this Agreement in the Third Judicial District Court in and for Salt Lake County, State of Utah. In any such action, the prevailing party will be entitled to recover its costs of court and reasonable attorneys' fees.

ARTICLE X

        Intentionally Deleted.

ARTICLE XI

        Section 11.1 Breach or Default. Lessee shall have breached this Lease and shall be considered in default hereunder if (a) Lessee files a petition in bankruptcy or insolvency or for reorganization under any bankruptcy act, or makes an assignment for the benefit of creditors; (b) involuntary proceedings are instituted against Lessee under any bankruptcy act; (c) Lessee assigns this Lease for the benefit of creditors; (d) Lessee fails to pay any rent when due and does not make the delinquent payments within five (5) days after receipt of notice thereof from Lessor; or (e) Lessee fails to perform or comply with any of the covenants or conditions of this Lease and such failure continues for a period of thirty (15) days after receipt of notice thereof from Lessor.

        Section 11.2 Effect of Breach or Default. In the event of a breach of this Lease as set forth in Section 11.1 above, the rights of Lessor shall be as follows:

          (a)   Lessor shall have the right to cancel and terminate this Lease, as well as all of the right, title, and interest of Lessee hereunder, by giving to Lessee not less than ten (10) days notice of the cancellation and termination. On expiration of the time fixed in the notice, this Lease and the right, title and interest of Lessee shall terminate in the same manner and with the same force and effect, except as to Lessee's liability, as of the date fixed in the notice of cancellation and termination were the end of the term herein originally determined.

          (b)   Lessor may elect, but shall not be obligated, to make any payment required by Lessee herein or comply with any agreement, term, or condition required hereby to be performed by Lessee, and Lessor shall have the right to enter the Premises for the purpose of correcting or remedying such default and to remain until the default has been corrected, or remedied, but any expenditure for the correction by Lessor shall not be deemed to waive or release Lessee's default or Lessor's right to take any action as may be otherwise permissible hereunder or under the law in the case of any default.

          (c)   Lessor may re-enter the Premises immediately and remove the Building and personnel of Lessee, and store the Building in a public warehouse or at a place selected by Lessor, at the expense of lessee. After re-entry, Lessor may terminate this Lease on giving ten (10) days written notice of termination to Lessee. Without such notice, re-entry will not terminate this Lease. On termination, Lessor may recover from Lessee all damages resulting from the breach, including the cost of recovering the Premises and the worth of the balance of this Lease over the reasonable rental value of the Premises for the remainder of the Lease term, which such sum shall be immediately due Lessor from Lessee.

          After re-entry, Lessor may relet the Premises or any part thereof for any term without terminating this Lease, at the rent and on the terms as Lessor may choose. Lessor may make alterations and repairs to the Premises. The duties and liabilities of the parties if the Premises are relet as provided herein shall be as follows:

            (I)   In addition to Lessee's liability to Lessor for breach of the Lease, Lessee shall be liable for all expenses of the reletting, for the alterations and repairs made, and for the difference between the rent received by Lessor under the new lease agreement and the rent installments that are due for the same period under this Lease;

            (II)  Lessor shall have the right to apply the rent received from reletting the Premises (a) to reduce Lessee's indebtedness to Lessor under this Lease, not including indebtedness for rent; (b) to expenses of the reletting and alterations and repairs made; (c) to rent due under this Lease; or (d) to payment of future rent under this Lease as it becomes due.

          If the new lessee does not pay a rent installment promptly to Lessor, and the rent installment has been credited in advance of payment to the indebtedness of Lessor as provided herein, and during any rent installment period, are less than the rent payable for the corresponding installment period under this Lease, Lessee shall pay Lessor the deficiency, separately for each rent installment deficiency period and before the end of that period. Lessor may at any time after a reletting terminate the Lease for the breach on which Lessor had based the re-entry and subsequently relet the Premises.

          (d)   After re-entry, Lessor may procure the appointment of a receiver to take possession and collect rents and profits of Lessee, and, if necessary, to collect the rents and profits, the receiver may take possession of the personal property used in the business of Lessee, including inventory, trade fixtures and furnishing, and use them without compensating Lessee. Proceedings for appointment of a receiver by Lessor shall not terminate and forfeit this Lease unless the Lessor has given written notice of termination to Lessee as provided herein.

          (e)   In addition to the remedies provided in this Section 11.2, the Lessor shall have all remedies now or hereafter provided by law for the enforcement of the provisions of this Lease and the Lessor's rights hereunder.

        Section 11.3 Abandonment. Lessee shall not vacate or abandon the Premises at any time during the term hereof, and if Lessee shall abandon, vacate or surrender the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor. However, Lessee reserves the right to vacate the premises at any time and continue to pay monthly rental obligation.

        Section 11.4 Lessor's Lien. As security for the payment and performance by the Lessee of all terms, covenants and conditions on the part of the Lessee to be paid or performed hereunder, the Lessee hereby grants to the Lessor a security interest in all furniture, equipment, fixtures, furnishings, and other personal property of the Lessee now or hereafter situated in the Premises. During any time that the Lessee is in default under this Lease, the Lessee shall not have the right to remove from the Premises any such furniture, equipment, fixtures, furnishings, or other personal property. In the event of any default hereunder by the Lessee, the Lessor shall have all rights and remedies of a secured party under the Utah Uniform Commercial Code, as now in force or as hereafter amended. Such security interest of the Lessor shall be in addition to any statutory lien or other security interest now or hereafter exiting.

ARTICLE XII

        Section 12.1 Subordination.

        (a)   This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If Lessor or any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of a mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to any such mortgage, deed of trust or ground lease or the date of recording thereof.

        (b)   Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be (including, without limitation, a Subordination, Non-Disturbance and Attornment Agreement in the standard form used by Lessor's lender), and failing to do so within ten (10) days after written demand, does hereby make, constitute, and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so. Upon Lessee's written request to Lessor, Lessor shall request that it's lender issue to Lessee a non-disturbance agreement on such lender's standard form; provided, however, the failure of such lender to issue such a non-disturbance agreement shall in no way affect Lessee's obligations under this Lease, including this Section 12.1.

        Section 12.2    Mortgagee Protection.

        (a)   If, in connection with obtaining financing for the Building or any portion thereof, Lessor's lender shall request reasonable modifications to this Lease as a condition to such financing, Lessee shall not unreasonably withhold, delay or defer its consent to such modifications, provided such modifications do not materially adversely affect Lessee's rights or increase Lessee's obligations under this Lease.

        (b)   Lessee agrees to give to any trust deed or mortgage holder ("Holder"). by prepaid certified mail, return receipt requested, at the same time as it is given to Lessor, a copy of any notice of default given to Lessor, provided that prior to such notice Lessee has been notified, in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Lessee further agrees that if Lessor shall have failed to cure such default within the time period provided for in this Lease, then the Holder shall have an additional thirty (30) days after expiration of such period, or after receipt of such notice from Lessee (if such notice to the Holder is required by this section), whichever is last to occur, within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary, to effect such cure), in which event this Lease shall not be terminated.

ARTICLE XIII

        Section 13.1 Indemnification. Lessee agrees to indemnify and save the Lessor harmless from expenses, actions, costs of actions (including attorneys' fees), for injury (including death), to any person or persons which may occur in, on or about the Premises. Lessee agrees to pay all sums of money in respect of any labor, services, materials, supplies or equipment furnished or alleged to have been furnished to Lessee in or about the Premises which may be secured by any mechanic's, materialman's or other lien against the Premises or the Lessee's interest therein and will cause each such lien to be discharged, if filed, provided that Lessee may contest such lien upon delivery to Lessor of cash or marketable securities having a face amount not less than one and one-half (1 1/2) times the face amount of any such lien. If such lien is reduced to final judgment, then and in such event Lessee shall forthwith pay and discharge said judgment.

        Section 13.2 Assumption of Risk. The Lessee assumes all risk of damage of Lessee's property within the Premises which may be caused by water leakage, fire, windstorm, explosion, falling plaster or other cause, or by the act or omission of any other tenant in the Building, unless caused by Lessor's negligence.

ARTICLE XIV

        Section 14.1 Notices. Any notice given to Lessor shall be in writing and forwarded to the Lessor at Lessor's office by registered or certified mail. Any notices given to the Lessee shall be in writing and forwarded to the Lessee at the Premises by registered or certified mail. Either Party may designate another place for service or notices by written direction served on the other party by registered or certified mail. Any such notice shall be deemed to have been received four (4) days after its mailing.

ARTICLE XV

        Intentionally Deleted

ARTICLE XVI

        Section 16.1 Notice of Surrender. At least ninety (90) days before the last day of the term hereof, Lessee shall give to Lessor a written notice of intention to surrender the Premises on that date, but nothing contained herein shall be construed as an extension of the term hereof or as consent of Lessor to any holding over by Lessee.

        Section 16.2 Surrender at End of Term. Upon the expiration of the term hereof or sooner termination of this Lease, Lessee agrees to surrender and yield possession of the Premises to the Lessor peacefully and in good order and condition, subject only to ordinary wear and reasonable use thereof, and subject to such damage, destruction or condition as Lessee is not required to restore or remedy under other terms and provisions of this Lease. Lessee shall promptly surrender all keys for the Premises to Lessor at the place then fixed for payment of rent and shall inform Lessor of combinations on any locks and safes on the Premises. Any property left in the Premises after the expiration or termination of this Lease shall be deemed to have been abandoned by Lessee and the Building of Lessor to dispose of as Lessor deems expedient. Lessee agrees that, if Lessee does not surrender to Lessor, at the expiration of the term of this Lease or upon any termination thereof, then Lessee will pay to Lessor all damages that Lessor may suffer on account of Lessee's failure to surrender possession to Lessor, and will indemnify and save Lessor harmless from and against all claims made by any succeeding lessee of the Premises against Lessor on account of such delay.

        Section 16.3 Surrender of premises. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof shall not work a merger, and, at the option of Lessor, shall terminate all or any existing subleases or subtenancies, or at the option of Lessor, may operate as an assignment to Lessor of any or all such subleases or subtenancies.

        Section 16.4 Holding Over. In the event Lessee, with Lessor's consent, remains in possession of the Premises after the expiration of this Lease and without the execution of a new lease, such tenancy shall be deemed to be from month to month, subject to all the conditions, provisions and obligations of this Lease, at a rental equal to the last rental paid under this Lease, plus annual increases as more particularly set forth in ARTICLE IV of this Lease.

        Section 16.5 Quiet Enjoyment. The Lessor covenants and agrees with Lessee that upon Lessee paying said rent and other charges and performing all of the covenants and provisions aforesaid on Lessee's part to be observed and performed, the Lessee shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

        Section 16.6 Light and Air. Lessee covenants and agrees that no diminution of light, air or view by any structure which may hereafter be erected (whether or not by Lessor) shall entitle Lessee to any reduction of rent hereunder, result in any liability of Lessor to Lessee, or in any other way affect this Lease.

ARTICLE XVII

        Section 17.1 Insurance. Lessee agrees to keep in force during the term hereof, at Lessee's expense, public liability insurance with limits in the amount of $1,000,000 for injuries to or death of persons occurring on or about the Premises and property damage insurance with limits of $10,000,000. The limit of any such insurance shall not however, limit the liability of Lessee hereunder. Said policy shall name Lessor as an additional insured, and shall insure Lessor against liability as respects acts, or omissions of Lessee; shall be issued by an insurance company licensed to do business in the State of Utah; and shall provide that said insurance shall not be canceled unless ten (10) days prior written notice to Lessor is first given. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide".

        Said policy or a certificate thereof shall be delivered to lessor by lessee upon commencement of the term and upon such renewal of such insurance.

        Section 17.2 Subrogation. Lessor and Lessee hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, business interruption, general liability and other property and liability insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

ARTICLE XVIII

        Section 18.1 Obedience to Laws. Lessee shall, at Lessee's sole cost and expense, promptly comply with all statutes, ordinances, rules, orders, regulations and/or requirements of all county, municipal, state, federal, and other applicable governmental authorities now in force, or which may hereinafter be in force, pertaining to the Premises. Lessee shall not use or permit anything to be done in or about the Premises which will in any way conflict with any statutes, ordinances, rules, orders, regulations and/or requirements of all county, municipal, state, federal, and other applicable governmental authorities now in force, or which may hereinafter be in force.

        Section 18.2 Limitation on Liability. To the extent covered by Lessee business interuption insurance or other insurance, Lessor will not be liable to Lessee or any third party for any claims arising out of or related to Lessee's business, customers or clients, or for any lost revenue, lost profits, replacement goods, loss of technology, rights or services, incidental, punitive, indirect or consequential damages, loss of data, interruption or loss of use of Service or of any of Customer's business, even if advised of the possibility of such damages, whether under the theory of contract, tort (including negligence), strict liability or otherwise. Lessor assumes no liability for any damage to or loss of any Lessee equipment resulting from any cause other than Lessor's gross negligence or willful misconduct. Lessee will cooperate with Lessor to maximize the amount of insurance recovered in the event of any damage to the Premises or equipment located in the Premises or resulting from total or partial break down, shutdown or closure of the premises.

        Section 18.3 Waiver of liability. Lessor shall not be liable to Lessee, or those claiming through or under Lessee, for injury, death or property damage occurring in, on or about the Building and appurtenances thereto, and Lessee shall indemnify Lessor and hold it harmless from any claim arising out of any injury, death or property damage occurring in, on or about the Premises to Lessee or any employee, Lessee or invitees of Lessee.

        Section 18.4 Time. Time is of the essence of this Lease and each and all of its provisions.

        Section 18.5 Attorneys' Fees. If either Lessor or Lessee shall obtain legal counsel or bring an action against the other by reason of the breach of any covenant, warranty or condition hereof, or otherwise arising out of this Lease the unsuccessful party shall pay to the prevailing party reasonable attorneys' fees, which shall be payable whether or not any action is prosecuted to judgment. The term "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement or judgment.

        Section 18.6 Waiver. No waiver of any condition or covenant of this Lease by Lessor shall be deemed to imply or constitute a further waiver by Lessor of any other condition of this Lease. The rights and remedies created by this Lease are cumulative and the use of one remedy shall not be taken to exclude or waive the right to the use of another.

        Section 18.7 Severability. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

        Section 18.8 Addenda. Clauses, additional conditions, plats and riders, if any, signed by Lessor and Lessee and endorsed on or affixed to this Lease are a part hereof, and in the event of variation or discrepancy the duplicate original hereof, including such clauses, additional conditions, plats and riders, if any, held by Lessor shall control.

        Section 18.9 Entire Agreement. This Lease constitutes the entire agreement between Lessor and Lessee and no representations, express or implied, either written or oral, not herein set forth shall be binding upon and inure to the benefit of Lessor or Lessee. This Lease shall not be modified by any oral agreement, either express or implied, and all modifications shall be in writing and signed by both Lessor and Lessee. No surrender of the Premises, or of the remainder of the term of this Lease shall be valid unless accepted by Lessor in writing.

        Section 18.10 No Waiver. Failure of Lessor to insist, in any one or more instances, upon strict performance of any term, covenant, or condition of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such term, covenant, condition or option, but the same shall continue and remain in full force and effect. The receipt by Lessor of rents with knowledge of a breach in any of the terms, covenants or conditions of this Lease to be kept or performed by Lessee shall not be deemed a waiver of such breach and Lessor shall not be deemed to have waived any provisions of this Lease unless expressed in writing and signed by Lessor.

        Section 18.11 Heirs and Assigns. This Lease and all provisions, covenants and conditions thereof shall be binding upon and inure to the benefit to the heirs, legal representatives, successors and assigns of the parties hereto, except that no person, firm, corporation or court officer holding under or through Lessee in violation of any of the terms, provisions or conditions of this Lease shall have any right, interest or equity in or to this Lease, the terms of this Lease or the Premises covered by this Lease.

        Section 18.12 Sale by Lessor. In the event of a sale or conveyance by Lessor of the Building, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. If any security be given by Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee, Lessor may transfer and/or deliver the security, as such, to the successor in interest of Lessor, and thereupon Lessor shall be discharged from any further liability in reference thereto. Except as set forth in this Section 18.12 this Lease shall not be affected by any such sale or conveyance.

        Section 18.13 Estoppel Certificates. At any time and from time to time, upon not less than ten (10) days prior to request by Lessor, Lessee shall execute, acknowledge and deliver to Lessor a statement certifying the date of commencement of this Lease, stating without limitation that (a) this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of such modifications); (b) the dates to which the rent has been paid; (c) Lessee has no claims against Lessor, (d) neither Lessor nor Lessee is in default under this Lease; and (e) setting forth such other matters as may reasonably be requested by Lessor. Lessor and Lessee intend that by such statement delivered pursuant to this Section 18.13 may be relied upon any mortgagee or the beneficiary of any Deed of Trust or by any purchaser as prospective purchaser of the Building.

        Section 18.14 Defined Terms: Headings. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Lessee, the obligation hereunder imposed upon Lessee shall be joint and several. The headings to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

        IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LESSOR:		LESSEE:
OMTek, LLC, a Utah limited liability company		Overstock.com, Inc., a Delaware corporation
By:	/s/ RICHARD BECKSTRAND	By:	/s/ STEPHEN P. TRYON
Its:	Managing Partner	Its:	Senior Vice President

EXHIBIT A

        Base Rent set forth in Section 3.1 shall be $197,557.50 per month. Base Rent shall escalate at the rate of 3% per year on each anniversary date of this Agreement. During the first year of this Agreement, Lessor will issue a rent credit of $1,500,000 to Lessee. During the second year of this Agreement, Lessor will issue a rent credit of $1,000,000 to Lessee. During the third year of this Agreement, Lessor will issue a rent credit of $500,000 to Lessee.

        Lessor agrees to reimburse Lessee for moving costs actually incurred up to $250,000.

        Lessor also agrees to give Lessee a rental credit toward cost over-runs due to Lessee upgrades in electrical or other equipment in the initial buildout of the Premises of up to $1,000,000 credited to Lessee at the end of the Lease term.

        Lessor is willing to accelerate the buildout of certain portions of the Premises for Lessee if Lessee desires to take possession of the Premises prior to completion of the buildout of the entire Premises. In such event, rent will be prorated and Lessee shall only pay for the portion of the Premises that it actually occupies. In any event, Lessee agrees that it will take possession of the Premises upon substantial completion of the buildout of the Premises.

QuickLinks

COLOCATION CENTER AGREEMENT